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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report:  June 27, 2001

                             REDBACK NETWORKS INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    000-25853                 77-0438443
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


                                250  Holger Way
                              San Jose, CA  95134
                                 (408) 571-5000
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(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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ITEM 5.  OTHER EVENTS.

   A copy of a portion of the Registrant's press release dated June 27, 2001, relating to Redback's announcement that it expects lower second quarter
2001 financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

   The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that these and other risks relating to Redback's business are set forth in the documents filed by Redback with the Securities and Exchange

Commission, specifically the most recent report on Form 10-Q, and the other reports filed from time to time with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)  EXHIBITS.

        99.1   Press Release dated June 27, 2001
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REDBACK NETWORKS INC.


DATE:  June 27, 2001                By:     /s/ Dennis P. Wolf
                                        ---------------------------------------
                                        Dennis P. Wolf
                                        Senior Vice President of Finance and
                                        Administration, Chief Financial Officer
                                        and Corporate Secretary